Putnam VT Global Health Care Fund
The fund's portfolio
9/30/24 (Unaudited)

COMMON STOCKS (98.8%)(a)
	Shares	Value
Biotechnology (17.1%)
AbbVie, Inc.	64,500	$12,737,460
Alnylam Pharmaceuticals, Inc.(NON)	6,000	1,650,180
Argenx SE (Netherlands)(NON)	4,945	2,673,710
Ascendis Pharma A/S ADR (Denmark)(NON)	39,981	5,969,563
BioMarin Pharmaceutical, Inc.(NON)	13,900	977,031
Legend Biotech Corp. ADR(NON)	21,714	1,058,123
Regeneron Pharmaceuticals, Inc.(NON)	3,100	3,258,844
Rocket Pharmaceuticals, Inc.(NON)	56,189	1,037,811

		29,362,722
Health care equipment and supplies (13.4%)
Abbott Laboratories	52,800	6,019,728
Boston Scientific Corp.(NON)	77,800	6,519,640
Intuitive Surgical, Inc.(NON)	17,500	8,597,225
Stryker Corp.	4,200	1,517,292
Terumo Corp. (Japan)	28,000	530,446

		23,184,331
Health care providers and services (15.8%)
Cigna Group (The)	16,100	5,577,684
McKesson Corp.	5,600	2,768,752
Option Care Health, Inc.(NON)	57,100	1,787,230
UnitedHealth Group, Inc.	29,100	17,014,188

		27,147,854
Life sciences tools and services (8.6%)
Danaher Corp.	24,400	6,783,688
Thermo Fisher Scientific, Inc.	13,000	8,041,410

		14,825,098
Pharmaceuticals (43.9%)
4Front Ventures Corp.(NON)	4,850,921	218,291
AstraZeneca PLC (United Kingdom)	69,187	10,778,394
Curaleaf Holdings, Inc.(NON)	74,000	226,440
Daiichi Sankyo Co., Ltd. (Japan)	52,700	1,740,804
Eisai Co., Ltd. (Japan)	10,700	398,842
Eli Lilly and Co.	19,600	17,364,424
GSK PLC (United Kingdom)	243,539	4,958,702
Innoviva, Inc.(NON)	534,358	10,318,453
Johnson & Johnson	40,532	6,568,616
Merck & Co., Inc.	39,262	4,458,593
Novo Nordisk A/S Class B (Denmark)	64,444	7,643,801
Roche Holding AG (Switzerland)	19,513	6,244,495
Royalty Pharma PLC Class A	61,200	1,731,348
Takeda Pharmaceutical Co., Ltd. (Japan)	58,800	1,694,238
TerrAscend Corp. (Canada)(NON)	765,783	987,860
Verano Holdings Corp.(NON)	62,586	208,411

		75,541,712

Total common stocks (cost $103,929,376)		$170,061,717

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 3.75%, 12/31/28(i)	$10,000	$10,163

Total U.S. treasury obligations (cost $10,163)		$10,163

SHORT-TERM INVESTMENTS (1.1%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.04%(AFF)	Shares	1,746,911	$1,746,911
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.94%(P)	Shares	20,000	20,000
U.S. Treasury Bills 5.314%, 10/24/24		$200,000	199,397

Total short-term investments (cost $1,966,250)			$1,966,308
TOTAL INVESTMENTS

Total investments (cost $105,905,789)			$172,038,188

	FORWARD CURRENCY CONTRACTS at 9/30/24 (aggregate face value $33,283,883) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Buy	12/18/24	$109,653	$109,309	$344
		Israeli Shekel	Buy	10/16/24	232,659	232,118	541
	Barclays Bank PLC
		British Pound	Sell	12/18/24	550,330	542,325	(8,005)
	Citibank, N.A.
		Australian Dollar	Buy	10/16/24	271,346	262,236	9,110
	Goldman Sachs International
		British Pound	Sell	12/18/24	570,782	562,387	(8,395)
		Canadian Dollar	Sell	10/16/24	223,597	221,436	(2,161)
		Euro	Buy	12/18/24	457,816	456,469	1,347
		Japanese Yen	Buy	11/20/24	1,868,459	1,870,924	(2,465)
		Swedish Krona	Buy	12/18/24	214,136	212,029	2,107
	HSBC Bank USA, National Association
		British Pound	Sell	12/18/24	225,506	221,815	(3,691)
		Danish Krone	Sell	12/18/24	1,067,927	1,065,643	(2,284)
		Euro	Buy	12/18/24	2,795,917	2,787,367	8,550
		Swiss Franc	Buy	12/18/24	2,663,734	2,657,900	5,834
	JPMorgan Chase Bank N.A.
		British Pound	Sell	12/18/24	2,582,152	2,544,368	(37,784)
		Canadian Dollar	Sell	10/16/24	435,656	431,438	(4,218)
		Danish Krone	Sell	12/18/24	1,088,826	1,086,153	(2,673)
		Euro	Buy	12/18/24	2,232,692	2,225,825	6,867
		Japanese Yen	Buy	11/20/24	288,507	288,862	(355)
	Morgan Stanley & Co. International PLC
		British Pound	Sell	12/18/24	534,289	526,027	(8,262)
		Canadian Dollar	Sell	10/16/24	199,559	197,634	(1,925)
		Danish Krone	Sell	12/18/24	484,414	483,269	(1,145)
		Japanese Yen	Buy	11/20/24	334,064	335,464	(1,400)
		Swiss Franc	Buy	12/18/24	1,124,525	1,122,265	2,260
	NatWest Markets PLC
		Australian Dollar	Buy	10/16/24	2,489,070	2,405,852	83,218
		British Pound	Sell	12/18/24	1,750,174	1,724,343	(25,831)
		Danish Krone	Sell	12/18/24	582,673	581,298	(1,375)
	State Street Bank and Trust Co.
		Canadian Dollar	Sell	10/16/24	272,119	269,502	(2,617)
		Danish Krone	Sell	12/18/24	524,279	523,893	(386)
		Swiss Franc	Buy	12/18/24	3,063,042	3,056,742	6,300
	Toronto-Dominion Bank
		British Pound	Sell	12/18/24	2,070,988	2,040,388	(30,600)
	UBS AG
		British Pound	Sell	12/18/24	17,377	17,137	(240)
		Danish Krone	Sell	12/18/24	640,543	639,044	(1,499)
	WestPac Banking Corp.
		British Pound	Sell	12/18/24	546,052	538,272	(7,780)
		Euro	Buy	12/18/24	1,047,394	1,044,149	3,245

	Unrealized appreciation						129,723

	Unrealized (depreciation)						(155,091)

	Total						$(25,368)
*	The exchange currency for all contracts listed is the United States Dollar.

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through September 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $172,166,250.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/24
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$—	$4,685,030	$4,685,030	$6,960	$—
	Putnam Short Term Investment Fund Class P‡	4,909,467	29,250,900	32,413,456	119,359	1,746,911

	Total Short-term investments	$4,909,467	$33,935,930	$37,098,486	$126,319	$1,746,911
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund did not have any securities on loan.
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY⌂
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	74.7%
	United Kingdom	9.1
	Denmark	7.9
	Switzerland	3.6
	Japan	2.5
	Netherlands	1.6
	Canada	0.6

	Total	100.0%
	⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. When reliable prices are not readily available for equity securities, such as when the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This may include using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
	The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
	For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $103,081 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Health care	$133,398,285	$36,663,432	$—

Total common stocks	133,398,285	36,663,432	—
U.S. treasury obligations	—	10,163	—
Short-term investments	20,000	1,946,308	—

Totals by level	$133,418,285	$38,619,903	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(25,368)	$—

Totals by level	$—	$(25,368)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$38,100,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com